[Execution Copy]

                         AMENDMENT NO. 1 TO PARTNERSHIP
                           INTEREST TRANSFER AGREEMENT

            This is AMENDMENT NO. 1, dated as of March __, 1999, to the PARTNERSHIP INTEREST TRANSFER AGREEMENT dated as of April 15, 1997 (the "Agreement"), and is among Starwood Hotels and Resorts Worldwide, Inc., a Maryland corporation ("Starwood"), ITT Corporation, a Nevada corporation ("ITT"), ITT Eden Corporation, a Delaware corporation ("ITTE"), ITT MSG Inc., a Delaware corporation ("ITT MSG"), Cablevision Systems Corporation, a Delaware corporation ("Cablevision"), Rainbow Media Holdings, Inc., a Delaware corporation ("RMHI"), Rainbow Garden Corp., a Delaware corporation ("RGC"), Garden L.P. Holding Corp., a Delaware corporation ("GHC"), MSG Eden Corporation, a Delaware corporation ("MSGE"), and Madison Square Garden, L.P., a Delaware limited partnership ("MSG") (this "Amendment"). Starwood, ITT, ITTE and ITT MSG are referred to herein collectively as the "Starwood Entities", and Cablevision, RMHI, RGC, GHC, MSGE and MSG are referred to herein collectively as the "Cablevision Entities". Capitalized terms used in this Amendment and not otherwise defined herein shall have them meaning assigned thereto in the Agreement.

            WHEREAS, ITT, ITTE, ITT MSG, Cablevision, RMHI, RGC, GHC, MSGE and MSG are parties to the Agreement;

            WHEREAS, pursuant to Section 2.03 of the Agreement, ITT MSG exercised the First Put Option and MSG redeemed the Second Transferred Interest for the First Put Purchase Price on June 17, 1998;

            WHEREAS, the parties to the Agreement desire to amend the Agreement to provide for (a) the acceleration of the Second Put Option and (b) the revision of the Second Put Purchase Price, and to acknowledge and agree to the release, waiver and discharge of Claims (as defined in the Releases attached as Exhibits A and B hereto);

            NOW, THEREFORE, in consideration of the premises and representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

            SECTION 1. Amendment to Section 2.04 of the Agreement. Section 2.04 of the Agreement is hereby amended in its entirety as follows:

            SECTION 2.04. Purchase of Remaining MSG ITT Interest. (a) In addition to the First Put Option and upon the terms and subject to the conditions set forth in this Agreement, ITT MSG shall have the option (the "Second Put Option"; each of the First Put Option and Second Put Option may be hereinafter referred to as a "Put Option") to require Cablevision to purchase, or, at the election of Cablevision, MSG to redeem, the balance of the remaining ITT MSG Interest such that immediately following such transfer or redemption, ITT MSG does not beneficially own an ITT MSG Interest (the ITT MSG Interest so transferred or redeemed hereunder is referred to as the "Third Transferred Interest"), on the Second Put Cash Closing Date for a purchase price of $87 million in cash (such purchase price, the "Second Put Purchase Price"; each of the First Put Purchase Price and the Second Put Purchase Price may be hereinafter referred to as a "Put Purchase Price"). If ITT MSG exercises the Second Put Option, Cablevision shall purchase, or, at the election of Cablevision, cause MSG to redeem, the Third Transferred Interest pursuant to the terms of this Agreement.

            (b) Manner of Exercise of the Second Put Option. ITT MSG's execution and delivery of Amendment No. 1 to this Agreement shall be deemed to be the exercise of the Second Put Option for all purposes of this Agreement and such exercise shall be irrevocable.

            (c) Cablevision Obligation. Cablevision acknowledges and agrees that the obligation to pay the Second Put Purchase Price upon the exercise by ITT MSG of the Second Put Option is and shall remain an obligation of Cablevision, whether or not Cablevision elects to have MSG pay such Second Put Purchase Price or has the ability to control MSG.

            SECTION 2. Amendment to Section 2.05(b) of the Agreement. Section 2.05(b) of the Agreement is hereby


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

amended in its entirety as follows:

            (b) The closing of the Second Put Option (the "Second Put Cash Closing") shall be held at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York at 10:00 a.m., New York City time, as soon as practicable after the conditions to the Second Put Cash Closing set forth in Section 3 of Amendment No. 1 to this Agreement dated as of March __, 1999 have been satisfied or waived. The date on which the Second Put Cash Closing shall occur is hereinafter referred to as the "Second Put Cash Closing Date". At the Second Put Cash Closing (i) Cablevision shall deliver, or cause to be delivered by MSG, to ITT MSG, by wire transfer to a bank account designated by ITT MSG at least two business days prior to the Second Put Cash Closing Date, immediately available funds in an amount equal to the Second Put Purchase Price and (ii) ITT MSG shall deliver to Cablevision or MSG, as the case may be, a Bill of Sale and Assignment of Partnership Interest in the form of Exhibit A to effect delivery of title to the Third Transferred Interest.

            SECTION 3. Exercise of Second Put Option; Conditions. (a) On the date of this Amendment and by the execution hereof by ITT MSG, ITT MSG shall be deemed to have irrevocably exercised the Second Put Option and the parties hereto agree that such deemed exercise of the Second Put Option shall be effective for all purposes of the Agreement.

            (b) Conditions to the Obligations of Cablevision Entities. The obligations of each of the Cablevision Entities to consummate the Second Put Cash Closing are subject to the satisfaction (or waiver by the Cablevision Entities) as of the time of the Second Put Cash Closing of the following conditions:

                  (i) The representations and warranties of each of ITTE and ITT
            MSG made in the Agreement shall be true and correct, as of the date of the Second Put Cash Closing as though made as of such time, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date). ITTE and ITT MSG shall have


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

            performed or complied in all material respects with all obligations and covenants required by the Agreement to be performed or complied with by each of them by the time of the Second Put Cash Closing. ITT MSG shall have delivered to Cablevision a certificate dated the Second Put Cash Closing Date and signed by an authorized officer of ITT MSG confirming the foregoing.

                  (ii) MSG shall have received an opinion dated the Second Put
            Cash Closing Date of the general counsel or an officer responsible for legal affairs of Starwood in form and substance reasonably satisfactory to Cablevision.

                  (iii) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition shall be in force and have the effect of preventing the consummation of the transactions contemplated to occur at the Second Put Cash Closing.

                  (iv) Any waiting period under the HSR Act applicable to the transactions contemplated to occur at the Second Put Cash Closing shall have expired or been terminated.

                  (v) All necessary approvals from the NBA and the NHL in
            accordance with the League Rules to enable the Cablevision Entities to consummate the transactions contemplated to occur at the Second Put Cash Closing shall have been received and such approvals shall be in effect.

                  (vi) The Release, in the form attached as Exhibit A to this
            Amendment, shall be executed and delivered by each of the Starwood Entities.

            (c) Conditions to the Obligations of Starwood Entities. The obligations of each of the Starwood Entities to consummate the Second Put Cash Closing are subject to the satisfaction (or waiver by the Starwood Entities) as of the


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

time of the Second Put Cash Closing of the following conditions:

                  (i) The representations and warranties of Cablevision, RGC,
            GHC and MSG made in the Agreement shall be true and correct, as of the date of the Second Put Cash Closing as though made as of such time, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date). Cablevision, RGC, GHC and MSG shall have performed or complied in all material respects with all obligations and covenants required by the Agreement to be performed or complied with by each of them by the time of the Second Put Cash Closing. Cablevision shall have delivered to ITT MSG a certificate dated such Closing Date and signed by an authorized officer of Cablevision confirming the foregoing.

                  (ii) ITT MSG shall have received an opinion dated the Second
            Put Cash Closing Date of the general counsel of MSG, in form and substance reasonably satisfactory to ITT MSG.

                  (iii) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition shall be in force and have the effect of preventing the consummation of the transactions contemplated to occur at the Second Put Cash Closing.

                  (iv) Any waiting period under the HSR Act applicable to the transactions contemplated to occur at the Second Put Cash Closing shall have expired or been terminated.

                  (v) All necessary approvals from the NBA and the NHL in
            accordance with the League Rules to enable the Cablevision Entities to consummate all the transactions contemplated to occur at the Second Put Cash Closing shall have been received


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

            and such approvals shall be in effect.

                  (vi) The Release, in the form attached as Exhibit B to this
            Amendment, shall be executed and delivered by each of the Cablevision Entities.

            SECTION 4. General Waiver and Release. On the Second Put Cash Closing Date, the parties hereto shall execute and deliver the Releases, in the forms attached as Exhibits A and B to this Amendment. The Releases shall be effective on the Second Put Cash Closing Date.

            SECTION 5. Representations and Warranties; Other Agreements. (i) Each Releasor (as defined in the applicable Release) hereby represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every Claim (as defined in the applicable Release) which such Releasor has agreed to release pursuant to the applicable Release. Each Releasor represents and warrants that it has not assigned or transferred or purported to assign or transfer, and agrees that it will not assign or transfer, or purport to assign or transfer, to any person, any Claims released therein. Each Releasor shall indemnify, defend and hold harmless the Releasees (as defined in the applicable Release), and each of them, from and against any Claims based upon or arising in connection with any such assignment or transfer. Each Releasor represents that it has not filed any Claims in any jurisdiction against any Releasees regarding or relating to the matters released through the applicable Release.

            (ii) Each of ITTE and ITT MSG hereby represents and warrants to Cablevision, RGC and GHC that the representations and warranties of each of ITTE and ITT MSG made in the Agreement are true and correct as of the date hereof as though made as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date). Each of Cablevision, RGC and GHC hereby represents and warrants to ITTE and ITT MSG that the representations and warranties of each of Cablevision, RGC and GHC made in the Agreement are true and correct as of the date hereof as though made as of the date hereof, except to the extent such representations and warranties expressly


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

relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date).

            SECTION 6. Assignment. This Amendment, the Releases and the rights and obligations hereunder and thereunder shall not be assignable by any of the parties hereto without the prior written consent of Cablevision and Starwood.

            SECTION 7. Successors and Assigns; No Third-Party Beneficiaries. This Amendment and the Releases shall be binding on the parties hereto and their respective permitted successors and permitted assigns. This Amendment and the Releases are for the sole benefit of the parties hereto and thereto and their permitted assigns and nothing herein or therein expressed or implied shall give or be construed to give to any person, other than the parties hereto and thereto and such assigns and the persons released and discharged pursuant to the Releases, any legal or equitable rights hereunder and thereunder.

            SECTION 8. Amendments. No amendment, modification or waiver in respect of this Amendment or the Releases shall be effective unless it shall be in writing and signed by the party against which it is enforced.

            SECTION 9. Notices. All notices or other communications required or permitted to be given hereunder or under the Releases shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (ii) on the second business day following the date of dispatch if delivered by Federal Express or other nationally reputable next-day courier service or (iii) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder or under the Releases shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice, as follows:

            (i) if to Cablevision, RMHI, RGC, GHC or MSG,

                 Cablevision Systems Corporation
                 1111 Stewart Avenue


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

                 Bethpage, New York 11714

                 Telefacsimile:  (516) 803-1190
                 Attention:  Robert S. Lemle, Esq.

         with a copy to:

                 Sullivan & Cromwell
                 125 Broad Street
                 New York, New York 10004

                 Telefacsimile:  (212) 558-3588
                 Attention:  John P. Mead, Esq.; and

           (ii)  if to Starwood, ITT, ITTE or ITT MSG,

                 Starwood Hotels & Resorts Worldwide, Inc.
                 777 Westchester Avenue
                 White Plains, NY 10604

                 Telefacsimile:  (914) 640-8250
                 Attention:  Thomas C. Janson, Jr.

         with a copy to:

                 Cravath, Swaine & Moore
                 825 Eighth Avenue
                 New York, NY 10019

                 Telefacsimile:  (212) 474-3700
                 Attention:  George W. Bilicic, Jr., Esq.

            SECTION 10. Confidentiality. Except as may be necessary to enforce the provisions of the Agreement, no party hereto shall hereafter issue any press release or make any other public statement, filing or report that includes information with respect to the Agreement or the transactions contemplated thereby without submitting such release, statement, filing or report to the other parties sufficiently in advance of its issuance to afford the other parties a reasonable opportunity to review and comment thereon. The parties will consult with each other in good faith with respect to the need for and substance of any such release, statement, filing or report, the timing of its issuance and the means and extent of its dissemination. If


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

a party determines to make public disclosure of information that is subject to this Section 10, it shall coordinate the contents and timing of its disclosure with the other parties, and the parties shall make such disclosure jointly wherever convenient or appropriate.

            SECTION 11. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, covenants, conditions and provisions of this Amendment, the party or parties who are or are to be thereby adversely affected, in addition to any and all other rights and remedies at law or in equity, shall have the right of specific performance and injunctive relief giving effect to its or their rights under this Amendment and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss, that the adversely affected party or parties shall be entitled to obtain specific performance and injunctive relief without the necessity or proving irreparable injury or posting bond or other security, and that any defense in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

            SECTION 12. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

            SECTION 13. Consent to Jurisdiction. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Amendment and the Release or any transaction contemplated hereby or thereby. Each of the parties hereto and to the Release agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the parties hereto and to the Release further agrees that service of any process, summons, notice or document by U.S.


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

registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section
11. Each of the parties hereto and to the Release irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Amendment and the Release or the transactions contemplated hereby or thereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

            SECTION 14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS.


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

            IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                                            STARWOOD HOTELS AND RESORTS
                                                     WORLDWIDE, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            ITT CORPORATION

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            ITT EDEN CORPORATION

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            ITT MSG INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            CABLEVISION SYSTEMS CORPORATION

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            RAINBOW MEDIA HOLDINGS, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            RAINBOW GARDEN CORP.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            GARDEN L.P. HOLDING CORP.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            MSG EDEN CORPORATION

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            MADISON SQUARE GARDEN, L.P.,

                                            By: MSG Eden Corporation,
                                                     as general partner

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


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